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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                       Date of Report: February 26, 1998
                       (Date of earliest event reported)


                               KOO KOO ROO, INC.
            (exact name of registrant as specified in its charter)
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
            DELAWARE                         COMMISSION FILE:                                    22-3132583
  (State or other jurisdiction                   0-19548                           (I.R.S. Employer Identification No.)
       of incorporation or
          organization)
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                         11075 SANTA MONICA BOULEVARD
                                   SUITE 225
                        LOS ANGELES, CALIFORNIA  90025
         (Address of Principal executive offices, including zip code)



                                (310) 479-2080
             (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

     (a) On February 26, 1998, Koo Koo Roo, Inc. (the "Company") disseminated a press release, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

     (b) On March 2, 1998, A. William Allen commenced his employment as the Company's Chief Executive Officer. The Company also announced that William McKay has been appointed as the Company's Chief Financial Officer. In addition, the Company announced that the following members of its Board of Directors have recently resigned: Kory Berg, John Kaufman, Michael D. Mooslin and Morton J. Wall. The Company has also recently named A. William Allen and Alex Cappello to serve as members of the Board of Directors until the next annual meeting of the Company's stockholders. The Board of Directors is currently comprised of Kenneth Berg, A. William Allen, Alex Cappello, Robert F. Kautz, Mel Harris, Lee A. Iacocca and Don Wohl, with three of the Company's ten seats on the Board of Directors presently unfilled.

                                 *  *  *  *  *

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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


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

Exhibit
No.                                      Description
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
99.1                 Press Release dated February 26, 1998
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                               KOO KOO ROO, INC.



Date:  March 3, 1998           By /s/ Ronald D. Garber
                                  ___________________________________________
                                  Name:      Ronald D. Garber
                                  Title:     Secretary

                                       4
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                                 EXHIBIT INDEX


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
                                                                              SEQUENTIALLY
EXHIBIT                                                                         NUMBERED
NO.                                        DESCRIPTION                            PAGE
---                                        -----------                          ---------
  99.1                           Press Release dated
                                 February 26, 1998
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